AGREEMENT
Schedule of Payment

THIS AGREEMENT dated this January 3rd, 2012, is made in duplicate.

BETWEEN:

ENERGY & ENVIRONMENTAL RESEARCH CENTER FOUNDATION, a nonprofit entity, organized under the laws of the State of North Dakota, having its principal place of business at 15 North 23rd Street, Stop 9017, Grand Forks, North Dakota, 58202-9017. (Hereinafter referred to as "LICENSOR")

OF THE FIRST PART

AND

MES INC., previously named RLP Energy, Inc., a corporation under the laws of the State of North Dakota, having its principal place of business at 3301 30th Ave S, Ste 104B Grand Forks, North Dakota, 58201. (Hereinafter referred to as the "COMPANY")

OF THE SECOND PART

WHEREAS, the LICENSOR and the COMPANY have entered into an "Exclusive Patent and Know-How License Agreement, including Transfer of Ownership" dated January 15, 2009 (Hereinafter referred to as the "LICENSE");

WHEREAS, the parties acknowledge and agree that the COMPANY has a License Maintenance Fee of US$200,000.00 (two hundred thousand) payable to the LICENSOR, as of January 1st, 2012, in accordance with the terms and conditions of the LICENSE;

WHEREAS, the COMPANY desires to pay to the LICENSOR the License Maintenance Fee of US$200,000.00 (two hundred thousand) as per a schedule of payment under this Agreement; and

WHEREAS, the LICENSOR desires to have the intellectual property, under the LICENSE, developed and commercialized and is willing to accept the COMPANY payment of the License Maintenance Fee of US$200,000.00 (two hundred thousand) as per a schedule of payment under this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants, conditions, promises, representation and warranties herein set forth, and for other good and valuable

consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.0 INTERPRETATION

1.1 Unless the context otherwise requires,

(1) "Agreement" means these articles of this Agreement and all amendments thereto; and

(2) "Confidential Information" has the meaning set out in Section 5.0.

ARTICLE 2.0 SCHEDULE OF PAYMENT

2.1 The COMPANY agrees and shall pay LICENSOR the License Maintenance Fee of US$200,000.00 (two hundred thousand) on the dates set forth below:

(1) The payments of US$25,000.00 (twenty five thousand) on the 15 of each month for a period of 8 (eight) months, commencing on January 15, 2012 until the License Maintenance Fee of US$200,000.00 (two hundred thousand) is paid to the LICENSOR.

ARTICLE 3.0 PAYMENTS

3.1 Payments shall be made as per Article 2.0 of this Agreement in U.S. dollars by COMPANY's check drawn to LICENSOR and airmailed to LICENSOR at its place of business.

ARTICLE 4.0 MATERIAL BREACH

4.1 In the event COMPANY commits' a material breach of its obligation to make the payments as per Article 2.0 of this Agreement and fails to cure that breach within 15 (fifteen) days after receiving notice thereof, LICENSOR shall have the option to terminate the LICENSE upon written notice to COMPANY.

ARTICLE 5.0 CONFIDENTIALITY

5.1 The parties to this Agreement agree to keep confidential and not disclose to third parties the information contained in or regarding this Agreement for a period of Ninety (90) days from the signing of this Agreement except with the written consent of COMPANY and LICENSOR or where the information:

(1) is now or hereafter through no act or failure to act on the part of either Party, become generally known or available to the public without breaching this Agreement; or

(2) is required by law to be disclosed.

ARTICLE 6.0 PRIOR NEGOTIATIONS

6.1 This Agreement set forth the entire Agreement concerning the payment of the COMPANY's License Maintenance Fee of US$200,000.00 (two hundred thousand) payable to the LICENSOR, as of January 1st, 2012, in accordance with the terms and conditions of the LICENSE, and shall supersede all communications, negotiations and agreements between the parties in relation to the subject matter herein;

6.2 This Agreement is restricted only for the purpose, and concerning the payment, of the COMPANY's License Maintenance Fee of US$200,000.00 (two hundred thousand) payable to the LICENSOR, as of January 1st, 2012, in accordance with the terms and conditions of the LICENSE and does not waive or have any effect on any and future payments of fees and other terms and conditions of the LICENSE.

ARTICLE 7.0 NOTICES

7.1 Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by facsimile or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

if to LICENSOR:

ENERGY & ENVIRONMENTAL
RESEARCH CENTER FOUNDATION
15 North 23rd Street, Stop 9017
Grand Forks, ND 58202-9017
USA
Attention: President

if to COMPANY:

MES, INC.
3301 30th Ave S. Ste 104B
Grand Forks, North Dakota, 58201, USA
Attention: President

7.2 All notices under this Agreement shall be deemed effective upon receipt.

ARTICLE 8.0 <u>GOVERNING LAW</u>

8.1 This Agreement shall be construed and enforced according to the laws of the State of North Dakota in the Northwest Central District Court of North Dakota.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ENERGY & ENVIRONMENTAL RESEARCH CENTER FOUNDATION

By: [signature]
Name: THOMAS A. ERICKSON
Title: PRESIDENT
Date: 1/5/2012

MES, INC.

By: [signature]
Name: R. Alan Kelley
Title: President
Date: January 2, 2012